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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2004

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-25226               22-3285224
      (State Or Other                  (Commission            (IRS Employer
Jurisdiction Of Incorporation)         File Number)         Identification No.)

                   9 Entin Road, Parsippany, New Jersey          07054
               ------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 15, 2004, Emerson Radio Corp. (the "Registrant") issued a press release regarding results for the quarter ended September 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this report is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Registrant's results of operations and financial condition as of, and for the quarter ended September 30, 2004. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

         Exhibit 99.1 - Press release dated November 15, 2004




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          EMERSON RADIO CORP.


                          By: /s/ Guy A. Paglinco
                             ---------------------------------------------
                             Name:   Guy A. Paglinco
                             Title:  Vice President and Chief Financial Officer

Dated:  November 15, 2004



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